UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2021

Date of reporting period: October 31, 2021

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund II

Investment Advisor

Kopernik Global Investors, LLC

KGGIX | KGGAX

Kopernik Global All-Cap Fund

KGIIX| KGIRX

Kopernik International Fund

Annual Report

OCTOBER 31, 2021

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2021

The Funds file their complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Funds’ Forms N-Q and Form N-PORT reports are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-887-4KGI; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2021

LETTER TO SHAREHOLDERS (UNAUDITED)

Dear Fellow Shareholders:

Kopernik Global Investors is designed to put investor interests first. Using the same philosophy and process that our Chief Investment Officer, David Iben, has evolved over his four-decade career, we are committed to:

●	Adherence to our time-tested, common sense investment process.
●	Maintaining a manageable size of assets under management.
●	Employee ownership of the firm.
●	Significant employee investment in the funds.
●	Independent thought in an increasingly group-think, high-correlation investment world.
●	Commitment to investing at a significant discount to our calculated risk-adjusted intrinsic value.

We view these attributes as indispensable for our goal of generating significant excess returns, perhaps particularly the size of assets under management. The outcome of this process is an idiosyncratic portfolio of what we believe are good, but often misunderstood, companies.

Kopernik draws from the same investment team, process, and philosophy in managing both the Kopernik Global All-Cap (the “Global All-Cap Fund”) and Kopernik International Fund (the “International Fund”). November 1, 2021, marked the 8-year anniversary of the Global All-Cap Fund. Its assets under management (“AUM”) increased from $1.1 billion to $2.4 billion over the past fiscal year. Consistent with our pledge to keep Kopernik’s AUM at an optimal level, both on the firm and vehicle/client level, we have soft-closed the Global All-Cap Fund as of March 31, 2021. By soft closing at a level below that we can easily manage, we have reduced the chance of needing to hard close in the future, thus allowing the existing clients to continue to invest while optimizing our ability to generate superior returns. The International Fund, which was launched on June 30, 2015, marked its 6-year anniversary. It has been steadily growing as well, and as of October 31, 2021, its AUM was at $567 million, compared to $217 million from a year ago. Our overall assets, including advisory only assets, grew from $4.4 billion to $7.5 billion in the last year. Thank you for all for your support!

For investment management companies that believe value matters, it has been one of the most difficult environments ever, even surpassing the early 1970s and late 1990s. The current market is extremely bifurcated largely due to the popularity of price-agnostic practices, such as indexation, other passive investing, and the use of exchange traded funds (“ETF”), accentuated by momentum-chasing algorithms. More than $8.8 trillion, since the Great Financial Crisis of 2007, has found its way into index funds. As of March 2021, passive funds held 54% of the domestic equity market, compared to 4.6% in 2005. A flood of assets this size has generally forced the ETF constructors to focus on the largest companies, with the most trading liquidity, in order to accommodate the torrents of money. The sheer weight of this amount of money, pouring into the limited number of large and liquid companies, has distorted prices to an extreme degree. Passive funds arguably deserve a place in large investor’s portfolios. They are low cost, liquid, and tax efficient. However, they do carry risks, not unlike any financial

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2021

asset. The biggest risk is that ETFs, and other tracking products, do not consider the most important aspect of investing: valuation. In fact, since they focus on how large a company is within the index, they are, in fact, anti-value: companies become a bigger part of portfolios as they rise to more expensive levels. Concurrently, companies that are left outside of the major indexes are dumped at depressed prices by many active managers who scramble to meet redemptions of investors that are flocking into the index funds. When the market is too excited about a particular sector, money gets sucked out of other areas of the market, creating opportunities for the long-term, active investors to find good bargains. Especially when faced with the challenging market conditions, it is important to remain steadfast in one’s belief in value investing. This bifurcated market has allowed us to buy great companies that are offered at distressed prices. In fact, there are many investment opportunities in the public market that look interesting. Our assessment of value is focused on thoroughly understanding the underlying business, identifying key industry characteristics and risks, appraising a company’s worth, and importantly, risk-adjusting the intrinsic value to account for various risks that could prevent intrinsic value from fully materializing in the future. We buy securities at a price that offers a large discount to our risk-adjusted intrinsic value. This approach sounds straightforward, but practicing it requires enormous reserves of discipline, courage, and perseverance in the face of a market that constantly sends misleading messages. The optimal time to buy something is often when pessimism is at its maximum, as sellers are abundant and competition from other buyers is few and far between. To act in this manner requires a high degree of conviction in our positions. Nearly four decades of investing experience has demonstrated that our best investments have been those where conviction, based upon strong research-driven appraisals, has enabled us to stay the course in the face of extreme prejudice against that investment. We are willing to commit capital and be patient when we have a firm belief that the upside is substantial, relative to the downside, and is worth waiting for.

During this “bubble in everything” independent thinking will be rewarded for taking advantage of pockets of value that have been created, in our opinion, by the delusional group-think that crowds are famous for. This includes undue fear of emerging markets countries, misapplication of Environmental, Social and Governance (“ESG”) principles, unwillingness to buy latent cash flow until a catalyst is fully visible, and the enormous dangers and opportunities resultant from reckless monetary and fiscal policies. We are happy to discuss in more detail.

Navigating manic markets and unprecedented challenges associated with the response to coronavirus pandemic has not been easy for us or presumably for you. The strength of team becomes a paramount. With this in mind, we have grown our team to forty-two professionals, including fifteen dedicated to research. They are here to provide the solid, logical research required to stay the course during tough times. Additionally, we have a team of investor-relations professionals committed to providing you with a thorough understanding of what we do, and more importantly, how we do it and why. This, we hope is helpful to you as well, as you navigate this fascinating, wild, investment environment. We have a very seasoned business and operations team dedicated to getting information to you timely, accurately, and effectively. They, in turn, work with our partner SEI Investments Company, providing middle- and back-office, and fund administration. We are dedicated to meeting the long-term investment needs

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of the Fund-holders, our fellow investors.

This is a fulfilling, interesting, and gratifying business. It is never more gratifying than now, when we can offer a very attractively valued portfolio, in an environment that generally offers a lot of risks and little prospect for returns. We believe it is as highly important to communicate on why we perceive such an environment. For our thoughts and perspectives, please refer to Viewpoints from our investment team, including The Antidote to Correlation ESG webinar, podcast and video interviews, and the quarterly call transcripts on Kopernik’s website (www. kopernikglobal.com).

An important factor in the success of our investing strategy over the past several decades has been an investor base that is aligned with our highly differentiated approach, which is too idiosyncratic for many. We are incredibly grateful to you, our fellow investors, who have been with us during these very volatile years. It’s a privilege for Kopernik to be entrusted with the important task of both protecting, and growing, your wealth. We take this responsibility seriously and work hard each day hunting for value in the global market.

On behalf of all our employees/owners, we are honored to serve you.

David B. Iben, CFA, Chief Investment Officer

Neda Yarich, President

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

Forward earnings is not a forecast of the Fund’s future performance.

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OCTOBER 31, 2021

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

Kopernik Global All-Cap Fund

Dear Fellow Shareholders:

Kopernik Global Investors, LLC (“Kopernik”) is now into its 9th year of existence, and, for the majority of this time, value investing has been out of favor. We owe a huge amount of gratitude to our shareholders and clients. We are pleased that the markets seem to be starting to appreciate some of the values that we’ve unearthed.

Fundamentals remain out of sync with market prices. U.S. equity markets are priced for perfection, bonds are un-investable (in our opinion), real estate prices have soared, and a shockingly large amount of money has found its way into digital pixels and money losing ventures. After such a prolonged value drought, one would be forgiven for wondering if our logic is also out of sync. If cycles have been eliminated by the central banks and momentum markets cease to break, our style of investing would, in fact, be obsolete.

Recent years have rewarded this thinking. However, a longer-term perspective and logic tell a very different story. We believe that patience, as well as taking advantage of the opportunities volatility provides, is a winning strategy. We believe we are well positioned for the eventual seismic shift in mentality. Our expectations for the return on patience are high. We continue to view volatility not as risk, but as an opportunity to buy low and sell high.

Traditional vs. Latent Value

We have discussed, in past commentaries, two broad areas of the market where we have found and continue to find investment opportunities: traditional value companies outside the U.S. and companies with latent value. In both categories, we are invested in high-quality franchises that are difficult to replace. However, the most important difference is the visible level of cash flow; in the traditional value group, our holdings are producing cashflow that the market is ignoring, while in the latent value group, our holdings tend to be in projects that are in their pre-cashflow stages. Our latent value holdings own very valuable, scarce assets that should produce significant cashflow when the cycles normalize. We believe these companies should be analyzed based on decade’s worth of future cashflows rather than last quarter’s cashflow numbers.

In the traditional value group, we are finding opportunities within the utilities, telecom, industrial and consumer staples sectors. Our holdings boast high-quality franchises that are difficult to replicate. We believe their cashflows are being mispriced by the market due to the inconvenience of trading and/or location of the business. Many of our holdings in this space are small caps and/or located in the emerging markets. As we have seen over the last decade, emerging markets continue to be underappreciated by the market from an asset flows and market appreciation standpoint.

We will now briefly discuss holdings that contributed and detracted from performance. We will

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2021

begin with a discussion of our latent value holdings including fossil fuel, uranium and precious metals companies and finish with a discussion on small cap and emerging market companies that are part of the traditional value group.

Natural Gas and Oil

John Templeton’s advice to invest where things look worst proved to be helpful to Fund returns, particularly in energy, which contributed 30.7% to total Fund returns during the fiscal year. The Fund’s energy holdings have mostly been invested in uranium miners and holding companies, Canadian oil producers, and natural gas companies. Each of these areas saw strong performance this year.

The Fund’s positive returns were a result of increasing our positions in energy when things looked very challenging: in 2020, during the COVID lock-down, we increased our energy holdings to 25% of the portfolio, the maximum industry weight allowed by our internal guidelines. Uncertain demand as well as stretched balance sheets drove many companies extracting fossil fuels to be priced for bankruptcy. In these types of environments, active investors who analyze the fundamentals have the upper hand. Furthermore, environmental, social and governance (“ESG”) concerns that drove broad divestment of energy companies also created opportunities in the market. As we have said before in other commentaries as well as in our ESG webinar posted on our website, we disagree with the passive, thoughtless approach to ESG. We have had an ESG policy for many years and take ESG risks seriously when analyzing companies. It is our belief that buying shares on the secondary market does not impact sustainability factors negatively. Additionally, we prefer an integrated approach, and engaging with companies to minimize the negative effects and/or affect positive change. We are always happy to share our thoughts about how we address these important issues.

In natural gas, contribution was led by Gazprom PJSC (“Gazprom”), the largest natural gas producer in the world, which has a monopoly on natural gas exports from Russia to Europe. Other natural gas companies performed positively, as well. Range Resources Corp (“Range”), a U.S.- based natural gas company with long-lived reserves and Southwestern Energy Co, another U.S.- based gas company with a similar reserve profile to Range, were both large contributors to Fund performance during the fiscal year.

The spot price of natural gas rose 55% during the fiscal year; however, natural gas producers have only recently begun to outperform the spot price. For years, the artificially low-interest rate and easy money environment encouraged undisciplined production in the industry, which had the expected effect of driving the price of natural gas to very low levels. At their lowest point, the natural gas companies were priced for bankruptcy. While they have rebounded significantly since their lows in 2020, there is still a large upside to their risk-adjusted intrinsic value, in our opinion. We continue to use the price volatility to our advantage, trimming and adding opportunistically.

In oil, contribution was led by MEG Energy Corp, a Canadian oil sands producer with a large reserve base. In addition, Cenovus Energy Inc (“Cenovus”), another Canadian oil producer

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2021

with long-lived assets contributed positively. Cenovus also has natural gas and natural gas liquids production, as well as downstream assets in the U.S. and Canada. Both companies have decades worth of oil, termed out debt, and significant operating leverage to the oil price.

As stated in last year’s letter, the saying goes, “the solution to low prices is low prices.” This was especially true for the oil price over the last year. Many producers have remained disciplined with their production levels, and this has been helpful for the price of oil and thus, the Fund’s oil holdings.

Uranium

After many years of stagnant or declining returns, the Fund’s uranium holdings started to price in the strong, long-term fundamentals and performed very well. One of the Fund’s largest positions, and a position the Fund has held since inception, is the Canadian uranium producer Cameco Corp, which performed very well and contributed the largest amount to returns during the fiscal year. Other positive contributors include NAC Kazatomprom, the world’s largest uranium producer, as well as smaller uranium miners such as: NexGen Energy Ltd and Fission Uranium Corp, two uranium exploration companies planning to develop projects in the Athabasca basin of Canada, and Denison Mines Corp. In addition, companies that hold physical uranium, Sprott Physical Uranium Trust, formerly Uranium Participation, and Yellow Cake PLC, performed well as the spot price increased by 53% during the fiscal year. Our uranium holdings contributed 11.7% to total Fund returns during the fiscal year.

We continue to see upside for uranium prices. Uranium is trading below its incentive price which we estimate to be between $60 and $90 per pound. In addition, suppliers have extended their production cuts and are keeping mines closed, contracting supply while excess inventories are declining. These factors are occurring while there are roughly 54 new nuclear reactors under construction, primarily in emerging markets. Further, while we are not modeling in significantly higher demand for uranium, the political environment is seemingly more supportive of nuclear power, which is an inexpensive, zero-carbon, and stable source of electricity. For a more detailed description of our investment thesis on Uranium, please refer to our Uranium white paper.

Gold and Inflation: The Cantillon Effect

As you are aware, we are a bottom-up, fundamentals-based investment manager. The companies we invest in are undervalued to our appraised valuation without any inflation. But a case can be made that these companies will further benefit from increasing inflation.

We do not view the current inflationary environment as transitory, rather we view inflation as migratory, a theory that the eighteenth-century Irish French economist Richard Cantillon developed (The Cantillon Effect). He pointed out that like water in a river, doubling of the money supply, which does cause prices to go up, does not double the price of everything. Some things will go up more and some less. Items closer to the source (i.e commodities and financial markets), tend to increase sooner and items further away from the source could increase less or at a slower pace as the effects move throughout society. History suggests this thought process

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OCTOBER 31, 2021

holds.

We continue to be optimistic on the fundamentals for gold. Over the long term, the gold price is highly correlated with the monetary base, which has increased ninefold since 2008. Despite high inflation and a recovering economy, the central bank has kept rates low and is continuing to print money. Meanwhile, real rates are negative, consumer price index (“CPI”) inflation is at levels not seen in many decades, and the price of gold is lower than it was in 2011. The fundamentals bode well for higher future gold prices. As we have frequently discussed, particularly in our white paper and webinar on mining, we are optimistic on gold miners. Many of these companies have significant upside if the gold price stays at current levels, and tremendous upside if gold goes higher. Optionality to a higher gold price remains undervalued in the marketplace, in our opinion.

Still, investors shun the miners. The reasons have some validity: mining businesses, in general, are poorly managed, face significant operational risks, and tend to carry out operations in challenging jurisdictions. We believe that many of the risks that gold mining companies confront are idiosyncratic and can be managed through diversification. As such, we own twenty-four different miners, allowing us to diversify across countries, management teams, mining assets and business models. We own junior miners, such as Seabridge Gold Inc and Northern Dynasty Minerals Ltd that have extremely valuable deposits with strong optionality to a higher gold price. We own senior producers including Newcrest Mining Ltd (“Newcrest”), Centerra Gold Inc, and Polyus PJSC (“Polyus”), all of which have high quality assets that have produced free cash flow despite years of low gold prices. And we own streaming companies such as Wheaton Precious Metals Corp and Royal Gold Inc that have invested countercyclically and are less exposed to operational risks. The miners the Fund holds control world-leading mines: Polyus owns Olimpiada, the 6th-largest mine in the world, while Newcrest owns Lihir and Cadia Hill, the 7th-and-10th-largest mines in the world, respectively. Ivanhoe Mines Ltd owns two world class platinum and copper assets, Platreef and Kamoa-Kakula. Turquoise Hill Resources Ltd will operate what will be the 3rd largest copper mine in the world when the capital expenditure is completed. Staying true to our process, we trimmed and added opportunistically throughout the year. When the market favored gold, the Fund held higher positions in the copper-heavy companies. Since then, copper regained favor and gold retraced some gains, allowing the Fund to harvest some gains and tip the scale back in gold’s favor.

As mentioned above, gold miners continue to be out of favor while the fundamentals for gold and miners continue being strong, in our opinion. Despite the materials sector being out of favor, our holdings contributed 1.2% to total Fund returns during the fiscal year.

Emerging Markets and Small Cap companies

We continue to believe that we are at a point in the cycle where passive investing has become well overdone. The deluge of money flowing into passive investment vehicles that aim to track index holdings and performance has led to a bifurcation in the market over the past decade; indices today favor developed markets and large market cap companies. Thus, emerging markets and small caps have been left behind, and offer opportunities for small, disciplined,

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active managers.

In parts of the world, we are able to buy high quality franchises for single digit price-to-earnings (P/E) ratios, discounts to tangible book value, and/or huge discounts to replacement value. Examples include Sberbank of Russia PJSC, the leading bank that has grown book value every year since 2000; RusHydro PJSC, the largest hydro-electric generating company in Russia and second largest in the world; Gazprom, the world’s largest natural gas company with reserves more than 5 times those of its next biggest non-governmental competitor; Moscow Exchange MICEX-RTS PJSC, the near monopoly exchange for Russian financial markets; Polyus, one of the largest gold mining companies in the world; and Federal Grid Co Unified Energy System PJSC, the sole operator and manager of Russia’s national electric grid. These values started to become recognized in the market as the Russian index outperformed the NASDAQ over the last year, and our Russian holdings contributed positively to performance, contributing 7.8% to total Fund returns during the fiscal year.

Continuing in emerging markets, we are finding significant discounts in quality franchises in South Korea. KT Corp (“KT”), one of the Fund’s largest holdings, is a leading South Korean telecom company. Relative to telecoms in the U.S., KT has similar technology and market share; however, KT is valued at 1/10th the price per subscriber. It trades at 50% of book value and less than 10 times earnings. Other holdings in South Korea includes several small caps, specialized auto-parts manufacturers; Korean Reinsurance Co, South Korea’s only reinsurance company and the 10th largest global reinsurance company; and Korea Electric Power Corp, South Korea’s largest electric utility. All these companies are trading at significant discounts to tangible book value and have significant upside to Kopernik’s estimate of the risk-adjusted intrinsic value. The Fund’s South Korean holdings performed well in 2021, contributing 2.9% to total Fund returns.

South Korea is a great example where Kopernik uses price volatility to our advantage. South Korea’s stock market was one of the best performing in 2020 and the Fund’s holdings contributed significantly to performance. Unfortunately, it lagged the U.S. markets and others in 2021. In general, we trimmed our South Korean exposure during the latter half of the year in 2020 while adding in 2021.

We certainly invest with our eyes open when buying companies in emerging markets. The geopolitical risk can be significant, and we therefore require a much larger margin of safety before investing in these countries. However, the extensive fear of geopolitical risk and FOMO (fear of missing out) on the U.S. momentum market has led to massive mispricing in the market.

Outside of emerging markets, we have found mispriced companies in the industrial sector, particularly in Japan. The Fund owns significant positions in some of the world’s largest trading companies, Mitsubishi Corp and Mitsui & Co Ltd, which have significant ownership in hundreds of businesses and own interests in very depressed commodities. Further, the Fund has found other opportunities in Japan where businesses trade for less than their net liquid assets.

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New positions in the Fund

The market volatility this year, particularly in March and April, allowed the Fund to buy new positions in inexpensive stocks. We added the following companies to the portfolio: VTB Bank PJSC, IAMGOLD Corp, GS Holdings Corp, CK Hutchinson Holdings Ltd, Kyorin Holdings Inc, Carrefour SA, DL E&C Co Ltd, Halyk Savings Bank of Kazakhstan and Harmony Gold Mining Co Ltd.

In June 2021, we reinitiated the S&P 500 Index put option, as volatility had decreased to a level that made the position an attractive opportunity. Since that time, the market has continued to perform well. The Fund’s put option position was the largest detractor.

Additionally, we re-initiated a position in Equinox Gold Corp (“Equinox”), a company that we had previously sold at higher prices.

Eliminations in the Fund

We eliminated positions in the following companies: Diana Shipping, Hyundai Motor (Common shares), GE, Brasilagro, Hyundai Motor (one line of the Preferred shares), Pax Global, Franklin Resources, Embraer, and Denison Mines.

Summary

We continue to be excited by the portfolio’s significant potential for upside over the long run. Despite the most overvalued stock and bond markets in history, our conviction in the long-term positioning of the portfolio remains strong as the gulf between value stocks and momentum has widened further, to the deepest discount we are aware of. We are finding opportunities in real assets, emerging markets, and small cap companies, many of which are trading well below their risk-adjusted intrinsic value. You can count on us to employ our disciplined, fundamentals-based, long-term approach that has produced a proven track record through full market cycles.

As always, we appreciate your continued support.

Kind Regards,

Kopernik Global Investors, LLC

Definition of Comparative Indices

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

S&P 500 Index is an American stock market index that tracks the 500 most widely held common stocks listed on the New York Stock Exchange or NASDAQ and captures approximately 80% coverage of available U.S. market capitalization. The Index seeks to represent the entire U.S. stock market by reflecting the risk and return of all large-cap companies.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2021

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

Kopernik International Fund

Dear Fellow Shareholders:

Kopernik Global Investors, LLC (“Kopernik”) is now into its 9th year of existence, and, for the majority of this time, value investing has been out of favor. We owe a huge amount of gratitude to our shareholders and clients. We are pleased that the markets seem to be starting to appreciate some of the values that we’ve unearthed.

Fundamentals remain out of sync with market prices. U.S. equity markets are priced for perfection, bonds are un-investable (in our opinion), real estate prices have soared, and a shockingly large amount of money has found its way into digital pixels and money losing ventures. After such a prolonged value drought, one would be forgiven for wondering if our logic is also out of sync. If cycles have been eliminated by the central banks and momentum markets cease to break, our style of investing would, in fact, be obsolete.

Recent years have rewarded this thinking. However, a longer-term perspective and logic tell a very different story. We believe that patience, as well as taking advantage of the opportunities volatility provides, is a winning strategy. We believe we are well positioned for the eventual seismic shift in mentality. Our expectations for the return on patience are high. We continue to view volatility not as risk, but as an opportunity to buy low and sell high.

Traditional vs. Latent Value

We have discussed, in past commentaries, two broad areas of the market where we have found and continue to find investment opportunities: traditional value companies outside the U.S. and companies with latent value. In both categories, we are invested in high-quality franchises that are difficult to replace. However, the most important difference is the visible level of cash flow; in the traditional value group, our holdings are producing cashflow that the market is ignoring, while in the latent value group, our holdings tend to be in projects that are in their pre-cashflow stages. Our latent value holdings own very valuable, scarce assets that should produce significant cashflow when the cycles normalize. We believe these companies should be analyzed based on decade’s worth of future cashflows rather than last quarter’s cashflow numbers.

In the traditional value group, we are finding opportunities within the utilities, telecom, industrial and consumer staples sectors. Our holdings boast high-quality franchises that are difficult to replicate. We believe their cashflows are being mispriced by the market due to the inconvenience of trading and/or location of the business. Many of our holdings in this space are small caps and/or located in the emerging markets. As we have seen over the last decade, emerging markets continue to be underappreciated by the market from an asset flows and market appreciation standpoint.

We will now briefly discuss holdings that contributed and detracted from performance. We will

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2021

begin with a discussion of our latent value holdings including fossil fuel, uranium and precious metals companies and finish with a discussion on small cap and emerging market companies that are part of the traditional value group.

Natural Gas and Oil

John Templeton’s advice to invest where things look worst proved to be helpful to our returns, particularly in energy, which contributed 24.6% to total Fund returns during the fiscal year. The Fund’s energy holdings have mostly been invested in uranium miners, Canadian oil producers, and natural gas companies. Each of these areas saw strong performance this year.

The Fund’s positive returns were a result of increasing our positions in energy when things looked very challenging. Uncertain demand as well as stretched balance sheets drove many companies extracting fossil fuels to be priced for bankruptcy. In these types of environments, active investors who analyze the fundamentals have the upper hand. Furthermore, environmental, social and governance (“ESG”) concerns that drove broad divestment of energy companies also created opportunities in the market. As we have said before in other commentaries as well as in our ESG webinar posted on our website, we disagree with the passive, thoughtless approach to ESG. We have had an ESG policy for many years and take ESG risks seriously when analyzing companies. It is our belief that buying shares on the secondary market does not impact sustainability factors negatively. Additionally, we prefer an integrated approach, and engaging with companies to minimize the negative effects and/or affect positive change. We are always happy to share our thoughts about how we address these important issues.

In natural gas, contribution was led by Gazprom PJSC (“Gazprom”), the largest natural gas producer in Russia, which has a monopoly on natural gas exports to Europe. The spot price of natural gas rose 55% during the fiscal year; however, natural gas producers have only recently begun to outperform the spot price. For years, the artificially low-interest rate and easy money environment encouraged undisciplined production in the industry, which had the expected effect of driving the price of natural gas to very low levels. At their lowest point, the natural gas companies were priced for bankruptcy. While they have rebounded significantly since their lows in 2020, there is still a large upside to their risk-adjusted intrinsic value, in our opinion. We continue to use the price volatility to our advantage, trimming and adding opportunistically.

In oil, contribution was led by Cenovus Energy Inc (“Cenovus”), a Canadian oil producer with long-lived assets. Cenovus also has natural gas and natural gas liquids production, as well as downstream assets in the U.S. and Canada. MEG Energy Corp, a Canadian oil sands producer with a large reserve base also contributed positively. Other Canadian oil companies also contributed positively; Crescent Point Energy Corp, an oil exploration and production company operating mainly in Saskatchewan and Tourmaline Oil Corp, another Canadian oil exploration and production company, both performed very well. These companies have decades worth of oil and significant operating leverage to the oil price. In addition, Gazprom Neft PJSC (“Gazprom Neft”), a vertically integrated oil and gas company based in Russia with long-lived reserves, also performed well. Our oil holdings contributed 10.8% to total Fund returns during the fiscal year.

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OCTOBER 31, 2021

As stated in last year’s letter, the saying goes, “the solution to low prices is low prices.” This was especially true for the oil price over the last year. Many producers have remained disciplined with their production levels, and this has been helpful for the price of oil and thus, the Fund’s oil holdings.

Uranium

After many years of stagnant or declining returns, the Fund’s uranium holdings started to price in the strong, long-term fundamentals and performed very well. One of the Fund’s largest positions, NAC Kaztomprom, the world’s largest uranium producer, performed very well and contributed the largest amount to returns during the fiscal year. Cameco Corp, another one of the fund’s largest positions and a position we have held since inception, also performed very well during the fiscal year. Our uranium holdings contributed 8.7% to total Fund returns during the fiscal year.

We continue to see upside for uranium prices. Uranium is trading below its incentive price which we estimate to be between $60 and $90 per pound. In addition, suppliers have extended their production cuts and are keeping mines closed, contracting supply while excess inventories are declining. These factors are occurring while there are roughly 54 new nuclear reactors under construction, primarily in emerging markets. Further, while we are not modeling in significantly higher demand for uranium, the political environment is seemingly more supportive of nuclear power, which is an inexpensive, zero-carbon, and stable source of electricity. For a more detailed description of our investment thesis on Uranium, please refer to our Uranium white paper.

Gold and Inflation: The Cantillon Effect

As you are aware, we are a bottom-up, fundamentals-based investment manager. The companies we invest in are undervalued to our appraised valuation without any inflation. But a case can be made that these companies will further benefit from increasing inflation.

We do not view the current inflationary environment as transitory, rather we view inflation as migratory, a theory that the eighteenth-century Irish French economist Richard Cantillon developed (The Cantillon Effect). He pointed out that like water in a river, doubling of the money supply, which does cause prices to go up, does not double the price of everything. Some things will go up more and some less. Items closer to the source (i.e commodities and financial markets), tend to increase sooner and items further away from the source could increase less or at a slower pace as the effects move throughout society. History suggests this thought process holds.

We continue to be optimistic on the fundamentals for gold. Over the long term, the gold price is highly correlated with the monetary base, which has increased ninefold since 2008. Despite high inflation and a recovering economy, the central bank has kept rates low and are continuing to print money. Meanwhile, real rates are negative, consumer price index (“CPI”) inflation is at levels not seen in many decades, and the price of gold is lower than it was in 2011. The fundamentals bode well for higher future gold prices. As we have frequently discussed,

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2021

particularly in our white paper and webinar on mining, we are optimistic on gold miners. Many of these companies have significant upside if the gold price stays at current levels, and tremendous upside if gold goes higher. Optionality to a higher gold price remains undervalued in the marketplace, in our opinion.

Still, investors shun the miners. The reasons have some validity: mining businesses in general are poorly managed, face significant operational risks, and tend to carry out operations in challenging jurisdictions. We believe that many of the risks that gold mining companies confront are idiosyncratic and can be managed through diversification. As such, we own seventeen different miners, allowing us to diversify across countries, management teams, mining assets and business models. We own senior producers including Newcrest Mining Ltd (“Newcrest”), Centerra Gold Inc (“Centerra”), and Polyus PJSC (“Polyus”), all of which have high quality assets that have produced free cash flow despite years of low gold prices. And we own streaming companies such as Wheaton Precious Metals Corp and Royal Gold Inc that have invested countercyclically and are less exposed to operational risks. The miners the Fund holds control world-leading mines: Polyus owns Olimpiada, the 6th-largest mine in the world, while Newcrest owns Lihir and Cadia Hill, the 7th-and-10th-largest mines in the world, respectively. Ivanhoe Mines Ltd owns two world class platinum and copper assets, Platreef and Kamoa-Kakula. Turquoise Hill Resources Ltd will operate what will be the 3rd largest copper mine in the world when the capital expenditure is completed. Staying true to our process, we trimmed and added opportunistically throughout the year. When the market favored gold, the Fund held higher positions in the copper heavy companies. Since then, copper regained favor and gold retraced some gains, allowing the Fund to harvest some gains and tip the scale back in gold’s favor.

As we mentioned above, gold miners continue to be out of favor while the fundamentals for gold and miners continue being strong, in our opinion. Despite the materials sector being out of favor, our holdings contributed 2.6% to total Fund returns during the fiscal year.

Emerging Markets and Small Cap companies

We continue to believe that we are at a point in the cycle where passive investing has become well overdone. The deluge of money flowing into passive investment vehicles that aim to track index holdings and performance has led to a bifurcation in the market over the past decade; indices today favor developed markets and large market cap companies. Thus, emerging markets and small caps have been left behind, and offer opportunities for small, disciplined, active managers.

In parts of the world, we are able to buy high quality franchises for single digit price-to-earnings (P/E) ratios, discounts to tangible book value, and/or huge discounts to replacement value. Examples include Sberbank of Russia PJSC, the leading bank that has grown book value every year since 2000; RusHydro PJSC, the largest hydro-electric generating company in Russia and second largest in the world; Gazprom, the world’s largest natural gas company with reserves more than 5 times those of its next biggest non-governmental competitor; Moscow Exchange MICEX-RTS PJSC, the near monopoly exchange for Russian financial markets;

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2021

Polyus, one of the largest gold mining companies in the world; and Federal Grid Co Unified Energy System PJSC, the sole operator and manager of Russia’s national electric grid. These values started to become recognized in the market as the Russian index outperformed the NASDAQ over the last year, and our Russian holdings contributed positively to performance, contributing 10.2% to total Fund returns during the fiscal year.

Continuing in emerging markets, we are finding significant discounts in quality franchises in South Korea. KT Corp (“KT”), one of the Fund’s largest holdings, is a leading South Korean telecom company. Relative to telecoms in the U.S., KT has similar technology and market share; however, KT is valued at 1/10th the price per subscriber. It trades at 50% of book value and less than 10 times earnings. Other holdings in South Korea include LG Uplus Corp, the third largest South Korean telecom company; Korea Electric Power Corp, South Korea’s largest electric utility; Hyundai Motor Co, a Korean auto manufacturer with 4% global market share; and Hyundai Mobis, Korea’s largest auto parts supplier. All these companies are trading at significant discounts to tangible book value and have significant upside to Kopernik’s estimate of the risk-adjusted intrinsic value. The Fund’s South Korean holdings performed modestly well in 2021, contributing 2.5% to total Fund returns.

South Korea is a great example of where Kopernik uses price volatility to our advantage. South Korea’s stock market was one of the best performing in 2020 and the Fund’s holdings contributed significantly to performance. Unfortunately, it lagged the U.S. markets and others in 2021. In general, we trimmed our South Korean exposure during the latter half of the year in 2020 while adding in 2021.

We certainly invest with our eyes open when buying companies in emerging markets. The geopolitical risk can be significant, and we therefore require a much larger margin of safety before investing in these countries. However, the extensive fear of geopolitical risk and FOMO (fear of missing out) on the U.S. momentum market has led to massive mispricing in the market.

Outside of emerging markets, we have found mispriced companies in the industrial sector, particularly in Japan. The Fund owns significant positions in some of the world’s largest trading companies, Mitsubishi Corp and Mitsui & Co Ltd, which have significant ownership in hundreds of businesses and own interests in very depressed commodities. Further, the Fund has found other opportunities in Japan where businesses trade for less than their net liquid assets.

New positions in the Fund

The market volatility this year, particularly in March and April, allowed the Fund to buy new positions in inexpensive stocks. We added the following companies to the portfolio: VTB Bank PJSC, VEON Ltd, TS Tech Co Ltd, PhosAgro PJSC, Gazprom Neft, Haylk Savings Bank of Kazakhstan JSC, Yellow Cake PLC, GS Holdings Corp, CK Hutchinson Holdings Ltd, Kyorin Holdings Inc, Carrefour SA, DL E&C Co Ltd and Harmony Gold Mining Co Ltd.

Additionally, we re-initiated a position in Equinox Gold Corp (“Equinox”) and Centerra, both companies that we had previously sold at higher prices.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
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Eliminations in the Fund

We eliminated positions in the following companies: General Electric, PhosAgro, Bezeq, Hyundai Motor (Common shares), Kbank, Embraer, Tourmaline and Magnit.

Summary

We continue to be excited by the portfolio’s significant potential for upside over the long run. Despite the most overvalued stock and bond markets in history, our conviction in the long-term positioning of the portfolio remains strong as the gulf between value stocks and momentum has widened further, to the deepest discount we are aware of. We are finding opportunities in real assets, emerging markets, and small cap companies, all of which are trading well below their risk-adjusted intrinsic value. You can count on us to employ our disciplined, fundamentals-based, long-term approach that has produced a proven track record through full market cycles.

As always, we appreciate your continued support.

Kind Regards,

Kopernik Global Investors, LLC

Definition of Comparative Index

MSCI All Country World Index ex-US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World ex-US Index captures large and mid-cap representation across 22 developed (excluding the United States) and 26 emerging market country indexes.

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ALL-CAP FUND
OCTOBER 31, 2021

GROWTH OF A $1,000,000 INVESTMENT (UNAUDITED)

	Annualized Total Return for the Year Ended October 31, 2021(1)

	One Year Return	Annualized Three Year Return	Annualized Five Year Return	Annualized Inception to Date*
Class A Shares, with load**	45.38%	21.43%	12.60%	8.02%
Class A Shares, without load**	37.00%	19.07%	11.27%	7.23%
Class I Shares	45.83%	21.72%	12.89%	8.28%
MSCI All Country World Index	37.28%	17.47%	14.72%	10.31%

* Commenced operations on November 1, 2013.

** Refers to the individual maximum sales charge of 5.75%.

^ The graph is based on Class I Shares only; performance for Class A Shares would have been lower due to differences in fee structures.

(1) If the Adviser had not limited certain expenses, the Fund’s total returns would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 9.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND
OCTOBER 31, 2021

GROWTH OF A $1,000,000 INVESTMENT (UNAUDITED)

	Annualized Total Return for the Year Ended October 31, 2021(1)

	One Year Return	Annualized Three Year Return	Annualized Five Year Return	Annualized Inception to Date
Class I Shares	35.71%	18.04%	11.03%	10.77%*
Investor Shares	35.39%	21.55%	N/A	18.15%**
MSCI All Country World ex-US Index	29.66%	12.00%	9.77%	6.69%

*	Class I Shares commenced operations on June 30, 2015.
**	Investor Class Shares commenced operations on December 10, 2018.
(1)	If the Adviser had not limited certain expenses, the Fund’s total returns would have been lower.
N/A	– Not Applicable

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 15.

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ALL-CAP FUND
OCTOBER 31, 2021

SECTOR WEIGHTINGS (UNAUDITED)†:

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 79.6%	Shares	Value

AUSTRALIA — 1.6%

Newcrest Mining, Ltd.	2,010,514	$37,643,731

BRAZIL — 1.5%

Centrais Eletricas Brasileiras SA	5,995,111	36,010,181

CANADA — 24.7%

Artemis Gold, Inc. *†	2,853,689	13,996,358

Bear Creek Mining Corp. * (A)	3,625,815	5,097,704

Cameco Corp.	3,655,442	88,827,241

Cenovus Energy, Inc.	3,169,600	37,904,072

Centerra Gold, Inc. (A)	8,285,900	62,130,860

Crescent Point Energy Corp.	1,888,449	9,491,074

Dundee Corp., Cl A * (A)	2,419,423	2,893,298

Equinox Gold *	3,005,556	22,293,959

Fission Uranium Corp. * (A)	15,608,000	13,115,966

Gabriel Resources, Ltd. * (A)	60,679,056	11,521,960

Gabriel Resources, Ltd. *† (A)(B)(C)	3,471,971	659,271

IAMGOLD *	2,103,583	5,826,925

International Tower Hill Mines, Ltd. * (A)(B)	5,477,266	4,245,588

The accompanying notes are an integral part of the financial statements.

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OCTOBER 31, 2021

COMMON STOCK — continued	Shares	Value
CANADA — continued

Ivanhoe Mines, Ltd., Cl A *	3,638,938	$28,550,491

MEG Energy Corp. *	4,604,102	41,256,861

New Gold, Inc. *	3,589,222	4,989,019

NexGen Energy, Ltd. *	6,969,192	38,517,512

Northern Dynasty Minerals, Ltd. (CAD) *	2,873,848	1,253,941

Northern Dynasty Minerals, Ltd. (USD) * (A)	11,239,386	4,844,175

Novagold Resources, Inc. *	1,520,150	11,112,297

Pan American Silver Corp.	271,347	6,943,729

Seabridge Gold, Inc. (CAD) *	1,531,284	28,272,333

Seabridge Gold, Inc. (USD) *	876,811	16,168,395

Sprott, Inc. (A)	499,958	20,340,082

Turquoise Hill Resources, Ltd. * (A)	4,553,251	57,689,690

Western Copper & Gold Corp. *	1,335,363	2,233,518

Wheaton Precious Metals Corp.	1,126,283	45,513,096

		585,689,415

CHINA — 1.6%

China Communications Services, Cl H	2,576,000	1,423,662

China Mobile, Ltd.	3,218,500	19,959,209

China Shenhua Energy Co., Ltd., Cl H	4,244,000	9,142,014

Guangshen Railway Co., Ltd., Cl H * (A)	42,448,679	7,474,415

Hi Sun Technology China, Ltd. *	1,956,000	263,968

Shanghai Electric Group Co., Ltd., Cl H	1,400,000	394,062

		38,657,330

FRANCE — 2.4%

Carrefour SA	465,495	8,424,166

Electricite de France SA	3,274,404	48,185,842

		56,610,008

GREECE — 0.2%

Tsakos Energy Navigation, Ltd. (A)	380,012	3,515,111

HONG KONG — 1.4%

CK Hutchison Holdings, Ltd.	4,217,500	28,376,856

Luks Group Vietnam Holdings Co., Ltd. (A)	9,255,000	1,582,051

The accompanying notes are an integral part of the financial statements.

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ALL-CAP FUND
OCTOBER 31, 2021

COMMON STOCK — continued	Shares	Value
HONG KONG — continued

WH Group, Ltd.	5,433,000	$3,812,631

		33,771,538

JAPAN — 7.9%

Fukuda Corp.	83,400	3,384,295

Icom, Inc.	112,100	2,380,189

Inpex Corp.	2,573,500	21,495,696

Japan Petroleum Exploration Co., Ltd.	362,400	6,604,122

Japan Steel Works, Ltd.	264,363	7,735,474

Kamigumi Co., Ltd.	566,050	11,358,248

Kato SangyoKamigumi Co., Ltd.	111,100	3,124,154

KYORIN Holdings, Inc.	652,600	9,997,277

Mitsubishi Corp.	1,249,900	39,610,781

Mitsui & Co., Ltd.	1,296,500	29,484,782

Organo Corp.	162,900	10,319,263

Suzuken Co., Ltd.	1,032,200	28,618,136

Tachi-S Co., Ltd., Cl S	152,100	1,833,607

Toho Holdings Kamigumi Co., Ltd.	173,900	2,802,845

West Japan Railway Co.	163,700	7,702,769

		186,451,638

KAZAKHSTAN — 2.7%

Halyk Savings Bank of Kazakhstan JSC GDR	287,838	5,181,084

NAC Kazatomprom JSC GDR (C)	1,110,803	48,208,850

NAC Kazatomprom JSC GDR	252,979	10,979,289

		64,369,223

LEBANON — 0.0%

Solidere ADR *(D)(E)	174,732	773,451

MALAYSIA — 0.2%

Oriental Holdings	3,482,000	4,490,191

NORWAY — 0.7%

Stolt-Nielsen, Ltd. (B)	1,056,853	16,263,319

The accompanying notes are an integral part of the financial statements.

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ALL-CAP FUND
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COMMON STOCK — continued	Shares	Value
RUSSIA — 12.9%

Etalon Group GDR (A)(B)	10,317,940	$16,219,802

Federal Grid Unified Energy System PJSC	17,511,927,373	45,794,440

Gazprom PJSC	13,455,158	66,412,751

Gazprom PJSC ADR	1,291,032	12,659,860

Lenta PLC GDR *(B)	4,595,633	13,924,768

LSR Group PJSC, Cl A	1,635,362	17,184,593

Moscow Exchange MICEX-RTS PJSC	1,970,115	4,830,981

Polyus PJSC GDR	325,203	32,227,617

RusHydro PJSC	5,440,377,688	62,393,894

RusHydro PJSC ADR	459,437	502,624

Sberbank of Russia PJSC	4,564,315	22,926,030

VTB Bank PJSC *	13,971,270,000	10,423,645

		305,501,005

SINGAPORE — 3.4%

First Resources, Ltd.	22,220,700	29,330,994

Golden Agri-Resources, Ltd. (A)	226,716,100	44,553,034

Yoma Strategic Holdings, Ltd. * (A)	60,438,200	6,185,000

		80,069,028

SOUTH AFRICA — 1.9%

Gold Fields, Ltd.	2,506,504	23,516,012

Harmony Gold Mining ADR	3,604,479	13,048,214

Impala Platinum Holdings, Ltd.	611,257	7,922,931

		44,487,157

SOUTH KOREA — 8.7%

DL E&C Co., Ltd. *	40,620	4,692,739

GS Holdings	129,241	4,672,827

Hankook Tire Worldwide Co., Ltd.	1,218,834	17,418,620

Korea Electric Power Corp.	1,747,526	33,797,516

Korea Electric Power Corp. ADR	232,125	2,226,079

Korean Reinsurance	718,002	5,935,475

KT Corp.	2,675,346	69,828,465

KT Corp. ADR	1,458,084	18,678,056

LG Corp.	75,451	5,888,607

The accompanying notes are an integral part of the financial statements.

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ALL-CAP FUND
OCTOBER 31, 2021

COMMON STOCK — continued	Shares	Value
SOUTH KOREA — continued

LG Uplus	3,245,257	$39,852,328

LX Holdings *	36,588	276,159

Pyeong Hwa Automotive	297,194	2,810,315

		206,077,186

SRI LANKA — 0.2%

Hemas Holdings PLC (A)	16,019,905	5,789,372

THAILAND — 0.2%

Kasikornbank PLC	1,338,500	5,687,591

TURKEY — 0.6%

Emlak Konut Gayrimenkul Yatirim Ortakligi REIT	20,826,230	4,268,542

Turkiye Halk Bankasi AS *	10,214,513	4,711,297

Turkiye Is Bankasi, Cl C	7,886,932	4,624,012

		13,603,851

UKRAINE — 2.5%

Astarta Holding NV (A)	659,000	8,936,097

Kernel Holding SA (A)	1,596,641	24,091,785

MHP SE (LSE Shares) GDR (B)	3,342,148	25,400,325

MHP SE (USD Shares) GDR (A)(B)(C)	44,627	339,165

		58,767,372

UNITED KINGDOM — 1.4%

Fresnillo PLC	1,187,530	14,028,683

Yellow Cake PLC * (A)(C)	3,856,532	18,551,677

		32,580,360

UNITED STATES — 2.9%

Range Resources Corp. *	1,292,050	30,130,606

Southwestern Energy Co. *	7,767,614	37,905,956

		68,036,562

TOTAL COMMON STOCK (Cost $1,434,468,099)		1,884,844,620

The accompanying notes are an integral part of the financial statements.

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ALL-CAP FUND
OCTOBER 31, 2021

EXCHANGE TRADED FUND — 2.4%	Shares	Value

VanEck Gold Miners ETF	1,810,450	$57,409,369

TOTAL EXCHANGE TRADED FUND (Cost $57,729,538)		57,409,369

PREFERRED STOCK — 1.5%
GERMANY — 0.2%

Draegerwerk & KGaA 0.900%	64,600	5,085,556

SOUTH KOREA — 1.3%

Hyundai Motor Co. 4.170%	364,445	30,532,853

TOTAL PREFERRED STOCK (Cost $31,113,333)		35,618,409

UNIT TRUST FUND — 1.5%
CANADA — 1.5%

Sprott Physical Uranium Trust *	3,059,104	34,012,016

TOTAL UNIT TRUST FUND (Cost $21,918,197)		34,012,016

RIGHTS — 0.1%	Number of Rights
CANADA — 0.1%

Pan American Silver Corp., Expires 02/22/29#(B)(D) (E)	2,532,384	1,873,458

TOTAL RIGHTS (Cost $–)		1,873,458

CONVERTIBLE BOND — 0.0%	Face Amount
INDIA — 0.0%

REI Agro, Ltd., CV to 1,007 Shares 5.500%, 13/11/14(D)(E)	$723,000	—

TOTAL CONVERTIBLE BOND (Cost $723,000)		—

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2021

SHORT TERM INVESTMENT — 0.2%	Shares	Value

Dreyfus Treasury Securities Cash Management Fund, 0.010%(F)	4,468,501	$4,468,501

TOTAL SHORT TERM INVESTMENT (Cost $4,468,501)		4,468,501

PURCHASED OPTION — 0.4%
UNITED STATES — 0.4% *(G)

TOTAL PURCHASED OPTION (Cost $12,341,970)		10,298,180

TOTAL INVESTMENTS— 85.7% (Cost $1,562,762,638)		2,028,524,553

Other Assets and Liabilities, Net — 14.3%		339,391,778

NET ASSETS — 100.0%		$2,367,916,331

A list of the exchange traded option contracts held by the Fund at October 31, 2021, is as follows:

	Number of	Notional	Exercise	Expiration
Description	Contracts	Amount	Price	Date	Value
PURCHASED OPTION — 0.4%
Put Options

December 21 Puts on SPX*	1,297	$10,453,820	$4,565.00	12/17/21	$10,298,180

TOTAL PURCHASED OPTION (Cost $12,341,970)		$10,453,820			$10,298,180

*	Non-income producing security.
†	Restricted Equity.
#	Expiration date unavailable.
(A)	Affiliated investment.
(B)	Securities considered illiquid. The total value of such securities as of October 31, 2021 was $78,925,696 and represented 3.3% of Net Assets.
(C)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of such securities as of October 31, 2021 was $67,758,963 and represents 2.9% of Net Assets.

(D)

Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of October 31, 2021 was $2,646,909 and represented 0.1% of Net Assets.

(E)	Level 3 security in accordance with fair value hierarchy.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2021

(F)	The rate reported is the 7-day effective yield as of October 31, 2021.
(G)	Refer to table below for details on Options Contracts.

ADR — American Depositary Receipt

CAD — Canadian Dollar

Cl — Class

CV — Convertible

GDR — Global Depositary Receipt

JSC — Joint-Stock Company

LSE — London Stock Exchange

Ltd. — Limited

PJSC — Public Joint-Stock Company

PLC — Public Limited Company

REIT — Real Estate investment Trust

USD — U.S. Dollar

The list of inputs used to value the Fund’s investments as of October 31, 2021 is as follows:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock

Australia	$37,643,731	$—	$—	$37,643,731

Brazil	36,010,181	—	—	36,010,181

Canada	585,689,415	—	—	585,689,415

China	38,393,362	263,968	—	38,657,330

France	56,610,008	—	—	56,610,008

Greece	3,515,111	—	—	3,515,111

Hong Kong	33,771,538	—	—	33,771,538

Japan	186,451,638	—	—	186,451,638

Kazakhstan	64,369,223	—	—	64,369,223

Lebanon	—	—	773,451	773,451

Malaysia	4,490,191	—	—	4,490,191

Norway	16,263,319	—	—	16,263,319

Russia	305,501,005	—	—	305,501,005

Singapore	80,069,028	—	—	80,069,028

South Africa	44,487,157	—	—	44,487,157

South Korea	206,077,186	—	—	206,077,186

Sri Lanka	5,789,372	—	—	5,789,372

Thailand	5,687,591	—	—	5,687,591

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2021

Investments in Securities	Level 1	Level 2	Level 3	Total

Turkey	$—	$13,603,851	$—	$13,603,851

Ukraine	58,767,372	—	—	58,767,372

United Kingdom	32,580,360	—	—	32,580,360

United States	68,036,562	—	—	68,036,562

Total Common Stock	1,870,203,350	13,867,819	773,451	1,884,844,620

Exchange Traded Fund .	57,409,369	—	—	57,409,369

Preferred Stock

Germany	5,085,556	—	—	5,085,556

South Korea	30,532,853	—	—	30,532,853

Total Preferred Stock	35,618,409	—	—	35,618,409

Unit Trust Fund

Canada	34,012,016	—	—	34,012,016

Rights

Canada	—	—	1,873,458	1,873,458

Convertible Bond

India	—	—	—	—

Short Term Investment .	4,468,501	—	—	4,468,501

Purchased Option

United States	10,298,180	—	—	10,298,180

Total Investments in Securities	$2,012,009,825	$13,867,819	$2,646,909	$2,028,524,553

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2021

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock	Convertible Bond	Rights	Warrants	Total
Beginning balance as of November 1, 2020	$413,853	$12,097,183	$1,823,316	$171,565	$14,505,917
Accrued discounts/ premiums	—	—	—	—	—
Realized gain/(loss)	—	(1,227,267)	—	—	(1,227,267)
Change in unrealized appreciation/(depreciation)	359,598	1,997,138	50,142	(171,565)	2,235,313
Purchases	—	—	—	—	—
Sales	—	(12,867,054)	—	—	(12,867,054)
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—

Ending balance as of October 31, 2021	$773,451	$—	$1,873,458	$—	$2,646,909

Change in unrealized gains (losses) included in earnings related to securities still held at reporting period date	$359,598	$—	$50,142	$—	$409,740

For the year ended October 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The following issuers are affiliated with the Funds; that is, the Adviser had control of 5% or more of the outstanding voting securities during the period from October 31, 2020 through October 31, 2021. As defined in Section (2)(a)(3) of the Investment Company Act of 1940; such issuers are:

Value as of 10/31/2020	Purchases at Cost	Proceeds from Sale	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value as of 10/31/2021	Dividend/ Interest Income
Astarta Holding NV
$ 3,019,537	$43,395	$–	$–	$5,873,165	$8,936,097	$401,055
Bear Creek Mining Corp.
6,404,652	1,745,771	–	–	(3,052,719)	5,097,704	–
Centerra Gold, Inc.
24,918,922	45,097,945	–	–	(7,886,007)	62,130,860	1,106,985

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2021

Value as of 10/31/2020	Purchases at Cost	Proceeds from Sale	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value as of 10/31/2021	Dividend/ Interest Income
Dundee Corp., Cl A
$ 2,578,684	$–	$–	$–	$314,614	$2,893,298	$–
Etalon Group GDR
9,908,881	7,332,336	(389,327)	(785,161)	153,073	16,219,802	998,674
Fission Uranium Corp.
2,954,025	155,622	–	–	10,006,319	13,115,966	–
Gabriel Resources, Ltd.
1,141,284	12,743,754	–	–	(2,363,078)	11,521,960	–
Gabriel Resources, Ltd.
—	704,138	–	–	(44,867)	659,271	–
Golden Agri-Resources, Ltd.
25,605,670	45,990	(3,311,921)	(3,232,235)	25,445,530	44,553,034	834,908
Guangshen Railway Co., Ltd., Cl H
7,074,949	–	–	–	399,466	7,474,415	–
Hemas Holdings PLC
5,937,521	–	–	–	(148,149)	5,789,372	380,552
International Tower Hill Mines, Ltd.
4,603,874	2,769,966	–	–	(3,128,252)	4,245,588	–
Kernel Holding SA
12,606,122	4,174,616	–	–	7,311,047	24,091,785	548,387
Luks Group Vietnam Holdings Co., Ltd.
1,469,111	–	–	–	112,940	1,582,051	71,446
MHP SE (USD Shares) GDR
245,786	–	–	–	93,379	339,165	10,724
Northern Dynasty Minerals, Ltd. (USD)
9,692,206	236,058	–	–	(5,084,089)	4,844,175	–
Sprott, Inc.
10,628,814	6,860,920	(4,086,663)	1,469,870	5,467,141	20,340,082	510,121
Tsakos Energy Navigation, Ltd.
3,328,283	–	(459,642)	(682,936)	1,329,406	3,515,111	96,379
Turquoise Hill Resources, Ltd.
24,101,824	32,589,061	(14,171,351)	(8,741,295)	23,911,451	57,689,690	–
Yellow Cake PLC
7,376,866	3,085,807	(71,403)	15,922	8,144,485	18,551,677	–
Yoma Strategic Holdings, Ltd.
—	6,090,658	–	–	94,342	6,185,000	–

Totals:
$ 163,597,011	$123,676,037	$(22,490,307)	$(11,955,835)	$66,949,197	$319,776,103	$4,959,231

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND
OCTOBER 31, 2021

SECTOR WEIGHTINGS (UNAUDITED)†:

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 66.5%	Shares	Value

AUSTRALIA — 2.4%

Newcrest Mining, Ltd.	721,563	$13,510,139

BRAZIL — 0.4%

Centrais Eletricas Brasileiras SA	350,560	2,105,671

CANADA — 17.1%

Cameco Corp.	731,617	17,778,293

Cenovus Energy, Inc.	894,339	10,695,069

Centerra Gold, Inc.	247,724	1,857,529

Crescent Point Energy Corp.	543,354	2,730,819

Equinox Gold *	542,158	4,021,502

IAMGOLD *	4,226,560	11,707,571

Ivanhoe Mines, Ltd., Cl A *	1,154,151	9,055,273

MEG Energy Corp. *	984,098	8,818,396

New Gold, Inc. *	1,566,406	2,177,304

Novagold Resources, Inc. *	437,444	3,197,716

Pan American Silver Corp.	83,352	2,132,965

Turquoise Hill Resources, Ltd. * (A)	1,010,670	12,805,189

Western Copper & Gold Corp. *	624,669	1,044,817

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND
OCTOBER 31, 2021

COMMON STOCK — continued	Shares	Value

CANADA — continued

Wheaton Precious Metals Corp.	246,848	$9,975,128

		97,997,571

CHINA — 5.3%

China Communications Services, Cl H	584,000	322,756

China Mobile, Ltd.	1,081,500	6,706,815

China Shenhua Energy Co., Ltd., Cl H	1,205,000	2,595,694

China Telecom Corp, Ltd., Cl H	41,840,000	14,734,477

Guangshen Railway Co., Ltd., Cl H * (A)	10,844,000	1,909,425

PAX Global Technology, Ltd.	2,023,000	1,404,049

Shanghai Electric Group Co., Ltd., Cl H	3,614,000	1,017,243

Shanghai Mechanical and Electrical Industry, Cl B	1,288,025	1,655,112

		30,345,571

FRANCE — 1.5%

Carrefour SA	141,217	2,555,635

Electricite de France SA	395,794	5,824,470

		8,380,105

HONG KONG — 2.0%

CK Hutchison Holdings, Ltd.	793,500	5,338,953

K Wah International Holdings, Ltd.	5,075,000	2,028,565

SJM Holdings, Ltd. *	3,917,000	2,924,975

WH Group, Ltd.	1,918,000	1,345,965

		11,638,458

JAPAN — 5.0%

Inpex Corp.	489,000	4,084,475

Japan Petroleum Exploration Co., Ltd.	84,400	1,538,046

Kamigumi Co., Ltd.	160,600	3,222,568

Mitsubishi Corp.	113,000	3,581,101

Mitsui & Co., Ltd.	161,500	3,672,805

Suzuken Co., Ltd.	125,800	3,487,852

Tachi-S Co., Ltd., Cl S	72,000	867,980

Toho Holdings Kamigumi Co., Ltd.	130,000	2,095,284

TS Tech	212,000	2,829,147

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND
OCTOBER 31, 2021

COMMON STOCK — continued	Shares	Value

JAPAN — continued

West Japan Railway Co.	70,100	$3,298,498

		28,677,756

KAZAKHSTAN — 4.0%

Halyk Savings Bank of Kazakhstan JSC GDR	59,659	1,073,862

NAC Kazatomprom JSC GDR (B)	335,296	14,551,847

NAC Kazatomprom JSC GDR	172,848	7,501,603

		23,127,312

NETHERLANDS — 0.2%

AerCap Holdings *	22,732	1,342,097

RUSSIA — 15.4%

Federal Grid Unified Energy System PJSC	1,265,595,233	3,309,586

Gazprom Neft PJSC	1,636,040	11,653,446

Gazprom PJSC	4,026,490	19,874,183

Lenta PLC GDR *(C)	1,209,359	3,664,358

LSR Group PJSC, Cl A	312,570	3,284,526

Moscow Exchange MICEX-RTS PJSC	1,020,899	2,503,379

Polyus PJSC GDR	244,873	24,266,914

RusHydro PJSC	692,977,397	7,947,529

Sberbank of Russia PJSC	1,579,594	7,934,119

VEON ADR *	1,169,123	2,466,849

VTB Bank PJSC *	1,718,840,000	1,282,387

		88,187,276

SINGAPORE — 2.3%

Golden Agri-Resources, Ltd. (A)	66,131,300	12,995,769

SOUTH AFRICA — 1.7%

Gold Fields, Ltd.	411,997	3,865,354

Harmony Gold Mining ADR	674,969	2,443,388

Impala Platinum Holdings, Ltd.	269,289	3,490,444

		9,799,186

SOUTH KOREA — 6.1%

DL E&C Co., Ltd. *	31,430	3,631,039

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND
OCTOBER 31, 2021

COMMON STOCK — continued	Shares	Value

SOUTH KOREA — continued

GS Holdings	32,027	$1,157,966

Hyundai Mobis, Co., Ltd.	5,505	1,187,164

Korea Electric Power Corp. ADR	316,577	3,035,973

KT Corp.	282,262	7,367,242

KT Corp. ADR	625,331	8,010,490

LG Corp.	29,103	2,271,356

LG Uplus	686,788	8,433,878

		35,095,108

UKRAINE — 0.8%

MHP SA GDR (A)(C)	572,055	4,347,618

UNITED KINGDOM — 2.0%

Fresnillo PLC	496,124	5,860,877

Yellow Cake PLC * (A)(B)	1,160,023	5,580,239

		11,441,116

UNITED STATES — 0.3%

Royal Gold, Inc.	19,285	1,909,601

TOTAL COMMON STOCK (Cost $295,042,570)		380,900,354

EXCHANGE TRADED FUND — 1.1%

Global X Silver Miners ETF	161,732	6,280,054

TOTAL EXCHANGE TRADED FUND (Cost $6,504,689)		6,280,054

PREFERRED STOCK — 0.9%

SOUTH KOREA — 0.9%

Hyundai Motor Co. 4.170%	57,314	4,801,712

TOTAL PREFERRED STOCK (Cost $4,382,043)		4,801,712

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND
OCTOBER 31, 2021

SHORT TERM INVESTMENT — 1.0%	Shares	Value

Dreyfus Treasury Securities Cash Management Fund, 0.010%(D)	6,000,186	$6,000,186

TOTAL SHORT TERM INVESTMENT (Cost $6,000,186)		6,000,186

TOTAL INVESTMENTS— 69.5% (Cost $311,929,488)		397,982,306

Other Assets and Liabilities, Net — 30.5%		174,632,136

NET ASSETS — 100.0%		$572,614,442

*	Non-income producing security.
(A)	Affiliated investment.
(B)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of such securities as of October 31, 2021 was $20,132,086 and represents 3.5% of Net Assets.

(C)	Securities considered illiquid. The total value of such securities as of October 31, 2021 was $8,011,976 and represented 1.5% of Net Assets.
(D)	The rate reported is the 7-day effective yield as of October 31, 2021.

ADR — American Depositary Receipt

Cl — Class

GDR — Global Depositary Receipt

JSC — Joint-Stock Company

Ltd. — Limited

PJSC — Public Joint-Stock Company

PLC — Public Limited Company

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock

Australia	$13,510,139	$—	$—	$13,510,139

Brazil	2,105,671	—	—	2,105,671

Canada	97,997,571	—	—	97,997,571

China	28,941,522	1,404,049	—	30,345,571

France	8,380,105	—	—	8,380,105

Hong Kong	11,638,458	—	—	11,638,458

Japan	28,677,756	—	—	28,677,756

Kazakhstan	23,127,312	—	—	23,127,312

Netherlands	1,342,097	—	—	1,342,097

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND
OCTOBER 31, 2021

Investments in Securities	Level 1	Level 2	Level 3	Total

Russia	$88,187,276	$—	$—	$88,187,276

Singapore	12,995,769	—	—	12,995,769

South Africa	9,799,186	—	—	9,799,186

South Korea	35,095,108	—	—	35,095,108

Ukraine	4,347,618	—	—	4,347,618

United Kingdom	11,441,116	—	—	11,441,116

United States	1,909,601	—	—	1,909,601

Total Common Stock	379,496,305	1,404,049	—	380,900,354

Exchange Traded Fund	6,280,054	—	—	6,280,054

Preferred Stock

South Korea	4,801,712	—	—	4,801,712

Short Term Investment	6,000,186	—	—	6,000,186

Total Investments in Securities	$396,578,257	$1,404,049	$—	$397,982,306

There were no transfers in or out of Level 3 for the year ended October 31, 2021.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The following issuers are affiliated with the Funds; that is, the Adviser had control of 5% or more of the outstanding voting securities during the period from October 31, 2020 through October 31, 2021 As defined in Section (2)(a)(3) of the Investment Company Act of 1940; such issuers are:

Value as of 10/31/2020	Purchases at Cost	Proceeds from Sale	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value as of 10/31/2021	Dividend/ Interest Income
Golden Agri-Resources, Ltd.
$ 736,248	$8,411,445	$–	$–	$3,848,076	$12,995,769	$153,044
Guangshen Railway Co., Ltd., Cl H
—	2,010,078	–	–	(100,653)	1,909,425	–
MHP SA GDR
3,270,264	91,728	(317,237)	(196,563)	1,499,426	4,347,618	144,039
Turquoise Hill Resources, Ltd.
6,092,848	8,520,966	(4,663,482)	(964,631)	3,819,488	12,805,189	–
Yellow Cake PLC
—	4,831,177	–	–	749,062	5,580,239	–

Totals:
$ 10,099,360	$23,865,394	$(4,980,719)	$(1,161,194)	$9,815,399	$37,638,240	$297,083

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2021

STATEMENTS OF ASSETS AND LIABILITIES
	Kopernik Global All-Cap Fund	Kopernik International Fund
Assets:
Investments, at Value (Cost $1,222,705,179 and $263,392,054)	$1,708,748,450	$360,344,066
Affiliated Investments, at Value (Cost $340,057,459 and $48,537,434)	319,776,103	37,638,240
Cash	325,740,762	172,977,237
Foreign Currency, at Value (Cost $10,561,767 and $2,143,464)	10,934,241	2,225,273
Receivable for Capital Shares Sold	9,751,366	5,931,808
Dividend and Interest Receivable	3,074,148	642,012
Receivable for Investment Securities Sold	519,090	17,928,255
Reclaim Receivable	427,552	40,462
Unrealized Gain on Foreign Spot Currency Contracts	1,848	—
Prepaid Expenses	36,420	22,908

Total Assets	2,379,009,980	597,750,261

Liabilities:
Payable for Investment Securities Purchased	8,435,895	24,431,529
Payable for Capital Shares Redeemed	396,056	138,315
Unrealized Loss on Foreign Spot Currency Contracts	—	8,432
Payable due to Adviser	1,798,068	422,526
Payable due to Administrator	140,504	33,017
Distribution Fees Payable (Class A Shares)	21,198	1,427
Payable due to Trustees	7,980	1,867
Chief Compliance Officer Fees Payable	2,279	432
Other Accrued Expenses and Other Payables	291,669	98,274

Total Liabilities	11,093,649	25,135,819

Net Assets	$2,367,916,331	$572,614,442

Net Assets Consist of:
Paid-in Capital	$1,843,707,720	$465,300,270
Total Distributable Earnings	524,208,611	107,314,172

Net Assets	$2,367,916,331	$572,614,442

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2021

STATEMENTS OF ASSETS AND LIABILITIES
	Kopernik Global All-Cap Fund	Kopernik International Fund
Class A Shares:
Net Assets	$105,631,993	N/A
Outstanding Shares of beneficial interest (unlimited authorization - no par value)	6,637,965	N/A
Net Asset Value Offering and Redemption Price, Per Share*	$15.91	N/A

Maximum Offering Price Per Share $15.91/94.25%)	$16.88	N/A

Class I Shares:
Net Assets	$2,262,284,338	$565,277,960
Outstanding Shares of beneficial interest (unlimited authorization - no par value)	142,553,755	32,446,535
Net Asset Value Offering and Redemption Price, Per Share	$15.87	$17.42

Investor Shares:
Net Assets	N/A	$7,336,482
Outstanding Shares of beneficial interest (unlimited authorization - no par value)	N/A	422,703
Net Asset Value Offering and Redemption Price, Per Share	N/A	$17.36

* Class A Shares are subject to a maximum contingent deferred sales charge of 0.75% if shares are redeemed within 18 months of purchase.

N/A — not applicable

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2021

STATEMENTS OF OPERATIONS
	Kopernik Global All-Cap Fund	Kopernik International Fund

Investment Income:

Dividends	$38,048,315	$8,158,947

Dividends from Affiliated Investments	4,959,231	297,083

Interest	1,006,897	7,396

Less: Foreign Taxes Withheld	(4,846,310)	(947,413)

Total Investment Income	39,168,133	7,516,013

Expenses:

Investment Advisory Fees	16,856,269	3,508,769

Administration Fees	1,373,176	285,016

Distribution Fees (Class A Shares)	233,711	9,666

Trustees’ Fees	33,104	6,782

Chief Compliance Officer Fees	6,755	2,651

Custodian Fees	590,553	133,231

Registration and Filing Fees	135,822	75,067

Transfer Agent Fees	116,781	65,728

Printing Fees	47,177	14,823

Legal Fees	38,933	8,067

Audit Fees	35,970	30,970

Interest Expense from Affiliated Investments	1,102	—

Other Expenses	42,475	11,479

Total Expenses	19,511,828	4,152,249

Less:

Advisory Waiver Recapture — Note 5	—	116,731

Fees Paid Indirectly — Note 4	(491)	(107)

Net Expenses	19,511,337	4,268,873

Net Investment Income	19,656,796	3,247,140

Net Realized Gain (Loss) on:

Investments	143,583,753	23,059,656

Affiliated Investments	(11,955,835)	(1,161,194)

Purchased Options	(37,188,714)	—

Foreign Currency Transactions	(678,618)	(74,203)

Net Realized Gain	93,760,586	21,824,259

Net Change in Unrealized Appreciation (Depreciation) on:

Investments	412,559,967	61,596,057

Affiliated Investments	66,949,197	9,815,399

Purchased Options	(2,043,790)	—

Foreign Currency Transactions	(145,710)	63,560

Net Change in Unrealized Appreciation	477,319,664	71,475,016

Net Realized and Unrealized Gain on Investments, Affiliated Investments, Purchased Options and Foreign Currency Transactions	571,080,250	93,299,275

Net Increase in Net Assets Resulting from Operations	$590,737,046	$96,546,415

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2021	Year Ended October 31, 2020
Operations:
Net Investment Income	$19,656,796	$12,312,517
Net Realized Gain on Investments, Affiliated Investments, Purchased Options and Foreign Currency Transactions	93,760,586	71,299,063
Net Change in Unrealized Appreciation on Investments, Affiliated Investments, Purchased Options and Foreign Currency Transactions	477,319,664	69,628,779

Net Increase in Net Assets Resulting From Operations	590,737,046	153,240,359

Distributions:
Class A Shares	(3,267,954)	(1,432,977)
Class I Shares	(62,824,946)	(27,747,703)

Total Distributions	(66,092,900)	(29,180,680)

Capital Share Transactions:(1)
Class A Shares
Issued	44,061,843	22,505,033
Reinvestment of Distributions	2,760,218	1,135,481
Redeemed	(27,235,290)	(28,192,104)

Net Class A Share Transactions	19,586,771	(4,551,590)

Class I Shares
Issued	976,403,280	441,553,184
Reinvestment of Distributions	43,187,195	19,481,487
Redeemed	(347,853,890)	(415,901,502)

Net Class I Share Transactions	671,736,585	45,133,169

Net Increase in Net Assets From Capital Share Transactions	691,323,356	40,581,579

Total Increase in Net Assets	1,215,967,502	164,641,258

Net Assets:
Beginning of Year	1,151,948,829	987,307,571

End of Year	$2,367,916,331	$1,151,948,829

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2021	Year Ended October 31, 2020
Operations:
Net Investment Income	$3,247,140	$2,046,530
Net Realized Gain on Investments, Affiliated Investments, Purchased Options and Foreign Currency Transactions ..	21,824,259	3,126,795
Net Change in Unrealized Appreciation on Investments, Affiliated Investments, Purchased Options and Foreign Currency Transactions	71,475,016	8,567,277

Net Increase in Net Assets Resulting From Operations	96,546,415	13,740,602

Distributions:
Class I Shares	(7,396,925)	(4,300,597)
Investor Shares	(47,460)	(5,938)

Total Distributions	(7,444,385)	(4,306,535)

Capital Share Transactions:(1)
Class I Shares
Issued	310,899,893	92,689,220
Reinvestment of Distributions	5,485,612	3,068,452
Redeemed	(55,412,773)	(57,355,413)

Net Class I Share Transactions	260,972,732	38,402,259

Investor Shares
Issued	9,932,078	1,238,954
Reinvestment of Distributions	46,975	5,938
Redeemed	(4,644,422)	(137,158)

Net Investor Share Transactions	5,334,631	1,107,734

Net Increase in Net Assets From Capital Share Transactions	266,307,363	39,509,993

Total Increase in Net Assets	355,409,393	48,944,060

Net Assets:
Beginning of Year	217,205,049	168,260,989

End of Year	$572,614,442	$217,205,049

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year

	Class A Shares
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017

Net Asset Value, Beginning of Year	$ 11.45	$ 9.75	$ 9.55	$ 10.78	$ 10.14

Income (Loss) from Investment Operations:

Net Investment Income*	0.12	0.11	0.09	0.06	0.07

Net Realized and Unrealized Gain (Loss)	4.94	1.86	0.11	(0.85)	0.88

Total from Investment Operations	5.06	1.97	0.20	(0.79)	0.95

Dividends and Distributions:

Net Investment Income	(0.35)	(0.27)	—	(0.44)	(0.31)

Capital Gains	(0.25)	—	—	—	—

Total Dividends and Distributions	(0.60)	(0.27)	—	(0.44)	(0.31)

Net Asset Value, End of Year	$ 15.91	$ 11.45	$ 9.75	$ 9.55	$ 10.78

Total Return †	45.38%	20.64%	2.09%	(7.76)%	9.60%

Ratios and Supplemental Data

Net Assets, End of Year (Thousands)	$105,632	$59,266	$56,434	$57,586	$72,257

Ratio of Expenses to Average Net Assets(1)	1.28%	1.30%	1.30%	1.29%	1.30%	(2)

Ratio of Expenses to Average Net Assets (Excluding Waivers, Recaptured Fees and Fees Paid Indirectly)	1.28%	1.30%	1.30%	1.29%	1.30%

Ratio of Net Investment Income to Average Net Assets	0.81%	1.01%	0.93%	0.54%	0.66%

Portfolio Turnover Rate	45%	50%	31%	44%	37%

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	The ratio of expenses to average net assets excludes the effects of fees paid indirectly. If these expense offsets were included, the ratio would be equal to the ratio presented.
(2)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
Amounts	designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year

	Class I Shares
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017

Net Asset Value, Beginning of Year	$ 11.41	$ 9.73	$ 9.53	$ 10.75	$ 10.11

Income (Loss) from Investment Operations:

Net Investment Income*	0.15	0.13	0.12	0.08	0.10

Net Realized and Unrealized Gain (Loss)	4.93	1.85	0.10	(0.84)	0.88

Total from Investment Operations	5.08	1.98	0.22	(0.76)	0.98

Dividends and Distributions:

Net Investment Income	(0.37)	(0.30)	(0.02)	(0.46)	(0.34)

Capital Gains	(0.25)	—	—	—	—

Total Dividends and Distributions	(0.62)	(0.30)	(0.02)	(0.46)	(0.34)

Net Asset Value, End of Year	$ 15.87	$ 11.41	$ 9.73	$ 9.53	$ 10.75

Total Return †	45.83%	20.81%	2.36%	(7.45)%	9.88%

Ratios and Supplemental Data

Net Assets, End of Year (Thousands)	$ 2,262,284	$ 1,092,683	$ 930,874	$ 988,391	$ 1,080,471

Ratio of Expenses to Average Net Assets(1)	1.03%	1.05%	1.05%	1.04%	1.05%(2)

Ratio of Expenses to Average Net Assets (Excluding Waivers, Recaptured Fees and Fees Paid Indirectly)	1.03%	1.05%	1.05%	1.04%	1.05%

Ratio of Net Investment Income to Average Net Assets	1.06%	1.25%	1.18%	0.83%	0.97%

Portfolio Turnover Rate	45%	50%	31%	44%	37%

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	The ratio of expenses to average net assets excludes the effects of fees paid indirectly. If these expense offsets were included, the ratio would be equal to the ratio presented.
(2)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year

	Class I Shares
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017

Net Asset Value, Beginning of Year	$ 13.21	$ 12.38	$ 11.31	$ 11.92	$ 11.31

Income (Loss) from Investment Operations:

Net Investment Income*	0.14	0.14	0.16	0.13	0.15

Net Realized and Unrealized Gain (Loss)	4.50	1.01	1.04	(0.58)	0.60

Total from Investment Operations	4.64	1.15	1.20	(0.45)	0.75

Dividends and Distributions:

Net Investment Income	(0.26)	(0.16)	(0.13)	(0.11)	(0.04)

Capital Gains	(0.17)	(0.16)	—	(0.05)	(0.10)

Total Dividends and Distributions	(0.43)	(0.32)	(0.13)	(0.16)	(0.14)

Net Asset Value, End of Year	$ 17.42	$ 13.21	$ 12.38	$ 11.31	$ 11.92

Total Return †	35.71%	9.41%	10.78%	(3.83)%	6.68%

Ratios and Supplemental Data

Net Assets, End of Year (Thousands)	$565,278	$215,822	$168,011	$128,401	$82,845

Ratio of Expenses to Average Net Assets(1)	1.09%(2)	1.10%	1.10%	0.93%	0.47%

Ratio of Expenses to Average Net Assets (Excluding Waivers, Recaptured Fees and Fees Paid Indirectly)	1.06%	1.11%	1.12%	1.13%	1.60%

Ratio of Net Investment Income to Average Net Assets	0.83%	1.11%	1.32%	1.06%	1.24%

Portfolio Turnover Rate	56%	61%	45%	34%	21%

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	The ratio of expenses to average net assets excludes the effects of fees paid indirectly. If these expense offsets were included, the ratio would be equal to the ratio presented.
(2)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year or Period

	Investor Shares
	Year Ended October 31, 2021	Year Ended October 31, 2020	Period Ended October 31, 2019 (1)

Net Asset Value, Beginning of Year/Period	$ 13.18	$ 12.36	$ 11.41

Income (Loss) from Investment Operations:

Net Investment Income*	0.11	0.13	0.14

Net Realized and Unrealized Gain	4.48	0.98	0.94

Total from Investment Operations	4.59	1.11	1.08

Dividends and Distributions:

Net Investment Income	(0.24)	(0.13)	(0.13)

Capital Gains	(0.17)	(0.16)	—

Total Dividends and Distributions	(0.41)	(0.29)	(0.13)

Net Asset Value, End of Year/Period	$ 17.36	$ 13.18	$ 12.36

Total Return †	35.39%	9.12%	9.61%

Ratios and Supplemental Data

Net Assets, End of Year/Period (Thousands)	$7,336	$1,383	$250

Ratio of Expenses to Average Net Assets(2)	1.34%(3)	1.35%	1.35%††

Ratio of Expenses to Average Net Assets (Excluding Waivers, Recaptured Fees and Fees Paid Indirectly)	1.31%	1.36%	1.37%††

Ratio of Net Investment Income to Average Net Assets	0.68%	1.02%	1.32%††

Portfolio Turnover Rate	56%	61%	45%

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
(1)	Investor Class Shares commenced operations December 10, 2018.
(2)	The ratio of expenses to average net assets excludes the effects of fees paid indirectly. If these expense offsets were included, the ratio would be equal to the ratio presented.
(3)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2021

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 11 funds. The financial statements herein are those of the Kopernik Global All-Cap Fund and Kopernik International Fund (each a “Fund” and, collectively, the “Funds”). The investment objective of the Funds is long-term growth of capital. The Kopernik Global All-Cap Fund is diversified and invests primarily (at least 40% of its net assets) in equity securities of companies located in at least three countries other than the U.S. The Kopernik International Fund is diversified and invests primarily in equity securities of companies located throughout the world. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

Effective September 27, 2018, the Kopernik International Fund Class A shares were redesignated as Investor Class Shares. This share class name change had no impact on any Fund operations or investment policies. The Investor Class Shares commenced operations on December 10, 2018.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2021

to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ fair value procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Options for which the primary market is a national securities exchange are valued at the last bid price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price for long positions and at the closing ask price for written options. Options not traded on a national securities exchange are valued at the last quoted bid price.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2021, the total market value of securities in the Kopernik Global All-Cap Fund valued in accordance with fair value procedures was $2,646,909 or 0.1% of the Fund’s net assets. As of October 31, 2021, the Kopernik International Fund had no fair value securities.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Funds calculate their net asset values. The closing prices of such securities may no longer reflect their market value at the time the Funds calculate net asset values if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Funds becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2021

which the Fund calculates net asset value, it may request that a Committee meeting be called.

The Funds use Markit Fair Value (“Markit”) as a third party fair valuation vendor. Markit provides a fair value for foreign securities in the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Markit in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by Markit. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by Markit are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value prices provided by Markit using the predetermined confidence interval discussed above.

In accordance with authoritative guidance on fair value measurement under U.S. GAAP, the Funds disclose fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2021

The following table summarizes the quantitative inputs and assumptions used for items categorized as recurring Level 3 assets as of October 31, 2021. The following disclosures also include qualitative information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

    Kopernik Global All-Cap Fund

Asset	Fair Value at October 31, 2021	Valuation Techniques	Unobservable Inputs	Inputs
Common Stock	$773,451	Adjusted Trade Price	Discount Rate	85%

Rights	$1,873,458	Adjusted Vendor Pricing	Adjusted Vendor Pricing	$0.74

The unobservable inputs used to determine fair value of recurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement.

For the year ended October 31, 2021, there have been no significant changes to the Funds’ fair valuation methodology.

Federal Income Taxes — It is the Funds’ intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended October 31, 2021, the Funds did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on specific identification. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2021

the ex-dividend date. Discounts and premiums on securities purchased are accreted and amortized.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Funds as unrealized gain or loss. The Funds recognize realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized gains (loss) during the period are presented on the Statements of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. There were no forward foreign currency contracts for the year ended October 31, 2021.

Options Written/Purchased — The Funds may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2021

premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether a Fund has realized a gain or a loss. Any realized or unrealized gains (loss) during the period are presented on the Statements of Operations. Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; and (iv) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security. The Kopernik International Fund did not have open written or purchased option contracts as of October 31, 2021.

For the year ended October 31, 2021, the average quarterly market value of purchased option contracts held were as follows:

Kopernik Global All-Cap Fund
Average Quarterly Market Value	$3,599,713

The Kopernik International Fund did not have open written or purchased option contracts as of October 31, 2021.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

Restricted Securities — As of October 31, 2021, the All Cap Fund owned private placement investments that were purchased through private offerings or acquired through initial public offerings or acquired through restructuring and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Funds have generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of these investments. The acquisition dates of these investments, the enforceable right to acquire these securities, along with their cost and values at October 31, 2021, were as follows:

	Number of Shares	Acquisition Date	Right to Acquire Date	Cost	Market Value	% of Net Assets
Kopernik Global All-Cap Fund
Artemis Gold, Inc.	2,853,689	11/9/2020	11/9/2020	$ 7,332,118	$ 13,996,358	0.6%
Gabriel Resources, Ltd.	3,471,971	5/31/2021	5/31/2021	850,633	659,271	0.0%

				$ 8,182,751	$ 14,655,629	0.6%

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2021

Cash — Idle cash may be swept into various time deposit accounts and is classified as cash on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times may exceed United States federally insured limits. Amounts invested are available on the same business day.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Funds distribute substantially all of their net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of the Administrator and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended October 31, 2021, the Kopernik Global All-Cap Fund and Kopernik International Fund paid $1,373,176 and $285,016, respectively, for these services.

The Funds have adopted a distribution plan with respect to the Class A Shares and Investor Class Shares in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Because these fees are paid out of the Funds’ assets continuously, over time, these fees will increase the cost of your investment. Under the distribution plan, the Funds may receive up to 0.25% of the average daily net assets of the Class A Shares and Investor Class Shares as compensation for distribution and shareholder services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2021

During the year ended October 31, 2021, the Kopernik Global All-Cap Fund and Kopernik International Fund earned cash management credits of $491 and $107, respectively, which were used to offset transfer agent expenses. These amounts are labeled “Fees Paid Indirectly” on the Statements of Operations.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Funds at a fee calculated at an annual rate of 0.90% of the Funds’ average daily net assets. The Adviser has contractually agreed (effective November 1, 2013 for the Kopernik Global All-Cap Fund and June 30, 2015 (revised February 8, 2017 and March 1, 2018) for the Kopernik International Fund) to reduce its fees and/or reimburse expenses in order to keep total annual fund operating expenses after fee reductions and/or expense reimbursements (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, “excluded expenses”)) from exceeding certain levels as set forth below until February 28, 2022 (the “Contractual Expense Limit”). Refer to waiver of investment advisory fees on the Statement of Operations for fees waived for the year ended October 31, 2021. This agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2022.

	Class A Shares	Class I Shares	Investor Class Shares
Kopernik Global All-Cap Fund	1.35%	1.10%	N/A
Kopernik International Fund	N/A	1.10%	1.35%
N/A/ - Not Applicable

Prior to March 1, 2018, the Contractual Expense Limit for the Kopernik International Fund was 0.70% for Investor Class Shares and 0.45% for Class I Shares.

If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may receive from the Funds the difference between the total annual fund operating expenses (not including excluded expenses) and the Contractual Expense Limit to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement (or any other agreement) was in place.

For the year ended October 31, 2021, the Adviser recaptured previously waived fees of $116,731 for the Kopernik International Fund. As of October 31, 2021, for the Kopernik International Fund has completed recapturing previously waived fees by the Adviser.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2021

6. Share Transactions:

Kopernik Global All-Cap Fund	Year Ended October 31, 2021	Year Ended October 31, 2020

Shares Transactions:

Class A Shares

Issued	3,100,556	2,063,581

Reinvestment of Distributions	209,677	113,435

Redeemed	(1,848,849)	(2,786,672)

Increase (Decrease) in Class A Shares	1,461,384	(609,656)

Class I Shares

Issued	67,304,778	42,257,500

Reinvestment of Distributions	3,295,231	1,955,973

Redeemed	(23,783,555)	(44,174,024)

Increase in Class I Shares	46,816,454	39,449

Kopernik International Fund	Year Ended October 31, 2021	Year Ended October 31, 2020

Shares Transactions:

Class I Shares

Issued	19,112,691	7,337,135

Reinvestment of Distributions	373,308	243,526

Redeemed	(3,379,175)	(4,809,082)

Increase in Class I Shares	16,106,824	2,771,579

Investor Shares

Issued	597,370	95,003

Reinvestment of Distributions	3,205	472

Redeemed	(282,817)	(10,790)

Increase in Investor Shares	317,758	84,685

7. Investment Transactions:

For the year end ended October 31, 2021, the purchases and sales of investment securities other than long-term U.S. Government and short-term securities were:

	Purchases	Sales and Maturities
Kopernik Global All-Cap Fund	$ 1,071,689,356	$ 704,491,130
Kopernik International Fund	299,660,776	153,737,755

There were no purchases or sales of long-term U.S. Government securities.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2021

8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain or (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings (loss) or paid-in capital, as appropriate, in the period that the differences arise.

During the year ended October 31, 2021, the Funds had no permanent differences between distributable earnings (loss) and paid-in-capital.

The tax character of dividends and distributions declared for the Funds during the years ended October 31, 2021 and October 31, 2020 were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Kopernik Global All-Cap Fund
2021	$66,092,900	$—	$66,092,900
2020	29,180,680	—	29,180,680
Kopernik International Fund
2021	6,321,991	1,122,394	7,444,385
2020	4,063,436	243,099	4,306,535

As of October 31, 2021, the components of distributable earnings on a tax basis were as follows:

	Kopernik Global All-Cap Fund	Kopernik International Fund
Undistributed Ordinary Income	$179,963,136	$25,913,376
Undistributed Long-Term Capital Gains	6,508,208	5,053,665
Unrealized Appreciation	337,737,277	76,347,135
Other Temporary Differences	(10)	(4)

Total Distributable Earnings	$524,208,611	$107,314,172

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to passive foreign investment companies, derivatives and wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, including derivatives, held by the Funds at October 31, 2021, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Kopernik Global All-Cap Fund	$1,693,196,703	$550,251,949	$ (212,514,672)	$ 337,737,277
Kopernik International Fund	321,699,826	89,791,672	(13,444,537)	76,347,135

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2021

9. Risks:

The Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. The principal risk factors affecting shareholders’ investments in the Funds are set forth below. The following risks pertain to the Funds, unless otherwise noted.

Convertible and Preferred Securities Risk — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible securities may be more sensitive to changes in interest rates than stocks. Convertible securities may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Depositary Receipts Risk — Depositary receipts are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

Equity Risk — Since the Funds purchase equity securities, the Funds are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Funds’ equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Funds invest, which in turn could negatively impact the Funds’ performance and cause losses on your investment in the Funds. These factors contribute to price volatility, which is the principal risk of investing in the Funds.

Foreign Currency Risk — As a result of the Funds’ investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Funds will be subject to foreign currency risk. Foreign currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar, in which case, will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Funds would be adversely affected.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2021

Foreign/Emerging and Frontier Market Security Risk — Non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. Non-U.S. securities are also subject to risks associated with the potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Funds to sell such investments at inopportune times, which could result in losses to the Funds. These additional risks may be heightened with respect to emerging and frontier market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Geographic Focus Risk — To the extent that a large portion of their portfolios is invested in a particular country or region, the Funds may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers within that country or region. As a result, the Funds may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Liquidity Risk — Certain securities, including privately placed securities and securities of emerging or frontier market issuers, may be difficult or impossible to sell at the time and the price that the Funds would like. The Funds may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Private Placements Risk — Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Funds or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Small and Medium Capitalization Companies Risk — The risk that small and medium capitalization companies in which the Funds invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange. The market for small and medium capitalization companies may be less liquid than the market for larger capitalization companies.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2021

10.   Concentration of Shareholders:

At October 31, 2021, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of omnibus accounts that were held on behalf of multiple underlying shareholders was as follows:

	No. of Shareholders	% Ownership

Kopernik Global All-Cap Fund, Class A Shares	3	58%

Kopernik Global All-Cap Fund, Class I Shares	4	71%

Kopernik International Fund, Class I Shares	4	77%

Kopernik International Fund, Investor Class Shares	1	44%

11.   Other:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

12.   Subsequent Events:

On September 7, 2021, Brown Brothers Harriman & Co. (“BBH”), the Funds’ custodian, announced that it had entered into an agreement with State Street Bank and Trust Company (“State Street”) to sell BBH’s Investor Services business to State Street (the “Transaction”). The Transaction is subject to certain closing conditions, including regulatory and customary approvals, and it is expected to be consummated in the first quarter of 2022 (the “Closing Date”). Consequently, as a result of the Transaction, it is expected that State Street will replace BBH as the Funds’ custodian effective as of the Closing Date.

The Funds have evaluated the need for additional disclosures (other than what is disclosed in the preceding paragraph) and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of October 31, 2021.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund II and Shareholders of Kopernik Global All-Cap Fund and Kopernik International Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Kopernik Global All-Cap Fund and Kopernik International Fund (two of the funds constituting The Advisors’ Inner Circle Fund II, hereafter collectively referred to as the “Funds”) as of October 31, 2021, the related statements of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 30, 2021

We have served as the auditor of one or more investment companies in Kopernik Global Investors, LLC since 2013.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2021

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2021 to October 31, 2021).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2021

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/01/21	Ending Account Value 10/31/21	Annualized Expense Ratios	Expenses Paid During Period*

Kopernik Global All-Cap Fund

Actual Fund Return

Class A Shares	$1,000.00	$1,084.50	1.28%	$6.73

Class I Shares	1,000.00	1,086.20	1.03	5.42

Hypothetical 5% Return

Class A Shares	$1,000.00	$1,018.75	1.28%	$6.51

Class I Shares	1,000.00	1,020.01	1.03	5.24

Kopernik International Fund

Actual Fund Return

Class I Shares	$1,000.00	$1,073.30	1.09%	$5.70

Investor Shares	1,000.00	1,072.30	1.34	7.00

Hypothetical 5% Return

Class I Shares	$1,000.00	$1,019.71	1.09%	$5.55

Investor Shares	1,000.00	1,018.45	1.34	6.82

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period shown).

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2021

REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Pursuant to Rule 22e-4 under the 1940 Act, the Funds’ investment adviser has adopted, and the Board has approved, a liquidity risk management program (the “Program”) to govern the Funds’ approach to managing liquidity risk. The Program is overseen by the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds.

At a meeting of the Board held on May 19, 2021, the Trustees received a report from the Program Administrator addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020. The Program Administrator’s report included an assessment of how market conditions caused by the COVID-19 pandemic impacted the Funds’ liquidity risk during the period covered by the report. The Program Administrator’s report noted that the Program Administrator had determined that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk during the period covered by the report. The Program Administrator’s report noted that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The Program Administrator’s report further noted that no material changes have been made to the Program during the period covered by the report.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

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THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2021
(Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and Klauder

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations In the Past Five Years
INTERESTED TRUSTEES [3] [4]
Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company), The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust to 2018.
N. Jeffrey Klauder (Born: 1952)	Trustee (since 2018)	Senior Advisor of SEI Investments since 2018. Executive Vice President and General Counsel of SEI Investments, 2004 to 2018.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

4	Trustees oversee 11 funds in The Advisors’ Inner Circle Fund II.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2021
(Unaudited)

are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-887-4KGI. The following chart lists Trustees and Officers as of October 31, 2021.

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, Frost Family of Funds, Catholic Responsible Investments Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Trustee of The KP Funds to 2021. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and Catholic Responsible Investments Funds. Director of SEI Private Trust Company, SEI Global Fund Services Ltd., SEI Investments Global Limited, SEI Global Master Fund, SEI Global Investments Fund, SEI Global Assets Fund and SEI Investments - Guernsey Limited.

Former Directorships: Trustee of The KP Funds to 2021. Trustee of SEI Investments Management Corporation, SEI Trust Company, SEI Investments (South Africa), Limited and SEI Investments (Canada) Company to 2018.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2021
(Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name and Year of Birth	Position(s) with Trust and Length of Time Served[1]	Principal Occupation(s) in the Past Five Years
INDEPENDENT TRUSTEES[3]

Joseph T. Grause, Jr. (Born: 1952)	Trustee (since 2011) Lead Independent Trustee (since 2018)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.

Mitchell A. Johnson (Born: 1942)	Trustee (since 2005)	Retired. Private Investor since 1994.

Betty L. Krikorian (Born: 1943)	Trustee (since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.

Robert Mulhall (Born: 1958)	Trustee (since 2019)	Partner, Ernst & Young LLP, from 1998 to 2018.

Bruce Speca (Born: 1956)	Trustee (since 2011)

Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 11 funds in The Advisors’ Inner Circle Fund II.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2021
(Unaudited)

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of The KP Funds to 2021. Director of The Korea Fund, Inc. to 2019.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, Catholic Responsible Investments Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997 and RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of the KP Funds to 2021. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of The KP Funds to 2021. Trustee of Villanova University Alumni Board of Directors to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. Director of Stone Harbor Investments Funds (8 Portfolios), Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund). Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of The KP Funds to 2021.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2021
(Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name and Year of Birth	Position(s) with Trust and Length of Time Served	Principal Occupation(s) in the Past Five Years
OFFICERS

Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments, since 2004.

James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

Russell Emery (Born: 1962)	Chief Compliance Officer (since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, Bishop Street Funds, Frost Family of Funds, Catholic Responsible Investments Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Chief Compliance Officer of The KP Funds to 2021.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2021
(Unaudited)

Other Directorships Held in the Past Five Years

None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2021
(Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name and Year of Birth	Position(s) with Trust and Length of Time Served	Principal Occupation(s) in the Past Five Years
OFFICERS (continued)

Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2019)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.

Matthew M. Maher (Born: 1975)	Vice President (since 2018) Secretary (since 2020)

Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.

Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.

Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.

Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2021
(Unaudited)

Other Directorships Held in the Past Five Years

None.
None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2021

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund II (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on August 19, 2021 to decide whether to renew the Agreement for an additional one-year term (the “August Meeting”). The August Meeting was held via videoconference in reliance on relief provided in orders issued by the Securities and Exchange Commission on March 13, 2020, March 25, 2020 and June 19, 2020 from 1940 Act sections and rules requiring that certain votes of a company’s board of trustees be cast in person due to circumstances related to the current or potential effects of the COVID-19 pandemic. In preparation for the August Meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the August Meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the August Meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the August Meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the August Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2021

Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates to the Kopernik Global All-Cap Fund. The Trustees considered

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2021

any differences in management fees and took into account the respective demands, resources and complexity associated with the Kopernik Global All-Cap Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2021

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2021 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2021 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2021, the Funds are designating the following items with regard to distributions paid during the year.

Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Receivable Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Qualified Short-Term Capital Gain(5)	Foreign Tax Credit(6)

Kopernik Global All-Cap Fund
0.00%	100.00%	100.00%	0.24%	24.70%	0.00%	0.18%	100.00%	6.65%
Kopernik International Fund
13.39%	86.61%	100.00%	0.45%	50.41%	0.00%	0.00%	100.00%	11.18%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

(5)

The percentage of this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

(6)

The percentage in this column represents the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended October 31, 2021. The Funds intend to pass through a Foreign Tax Credit to shareholders for fiscal year ended 2021. For Kopernik Global All-Cap Fund, the total amount of foreign source income is $39,975,985 and the total amount of foreign tax paid is $4,707,395. For Kopernik International Fund, the total amount of foreign source income is $7,317,350 and the total amount of foreign tax paid is $936,600. Your allocable share of the foreign tax credit will be reported on form 1099-DIV.

The information reported herein may differ from the information and distributions taxable to the shareholder for the calendar year ending December 31, 2021. Complete information will be computed and reported with your 2021 Form 1099-DIV.

Kopernik Funds

P.O. Box 219009

Kansas City, MO 64121-9009

855-887-4KGI

Adviser:

Kopernik Global Investors, LLC

Two Harbour Place

302 Knights Run Avenue, Suite 1225

Tampa, Florida 33602

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

KGI-AR-001-0800

Item 2.	Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Robert Mulhall. Mr. Mulhall is considered to be “independent”, as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to The Advisors’ Inner Circle Fund II (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2021			2020
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$139,400	None	None	$372,635	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees(2)	None	None	$549,000	None	None	$418,800
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2021			2021
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$32,810	None	None	$31,310	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax return preparation fees for affiliates of the Funds.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2021	2020
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2021	2020
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $549,000 and $418,800 for 2021 and 2020, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2021 and 2020, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: January 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie

Michael Beattie, President

Date: January 7, 2022

By (Signature and Title)	/s/ Andrew Metzger

Andrew Metzger,
Treasurer, Controller, and CFO

Date: January 7, 2022